Exhibit 99.1

Avnet Reports Fourth Quarter and Fiscal 2019 Financial Results

Quarterly sales of $4.7 billion within guidance despite macroeconomic headwinds and tariffs

Fiscal year sales rose 3%, SG&A expenses were reduced by $117 million, or 6%, and cash flow from continuing operations totaled $591 million

PHOENIX – August 8, 2019 - Avnet, Inc. (Nasdaq: AVT) today announced results for the fourth quarter and fiscal year ended June 29, 2019.

Fiscal Fourth Quarter Key Financial Metrics

•

Sales of $4.7 billion, which were in line with guidance, declined 7.5% from a year ago and 0.4% from the prior quarter. Sales guidance for the fiscal fourth quarter anticipated lower-than-historical seasonality and emerging macroeconomic headwinds across all geographies.

•	GAAP diluted loss per share from continuing operations, which includes $137 million of goodwill impairment expense, totaled $0.33; on an adjusted basis, diluted earnings per share was $0.95.
•	GAAP operating margin of (0.6)%, adjusted operating margin of 3.3%.
•

Selling, general and administrative (SG&A) expenses declined $40.6 million, or 8.1%, over the prior year quarter and benefited from the acceleration of planned cost optimization actions and a disciplined approach to spending while prioritizing investments to drive growth.

•	Cash flow from operations totaled $335 million, up sequentially from $269 million in the fiscal third quarter.
•	Returned $138 million to shareholders with $117 million in stock buybacks and dividends totaling $21 million.
•	Reduced revolving debt by $354 million with net debt of $1.2 billion at the end of the quarter.
•	Recorded a goodwill impairment totaling $137 million related to the Electronic Components operating group as a result of the declining macroeconomic environment and business outlook.
•

For the fiscal year ended June 29, 2019, Avnet generated cash flow from continuing operations totaling $591 million, repurchased nearly 13 million shares (more than 10%) of Avnet stock and reduced SG&A expenses by $117 million, or 6%, compared to a year ago.

CEO Commentary

“Avnet continued to execute well in our fiscal fourth quarter despite rapidly changing market conditions,” said Avnet CEO Bill Amelio. “We are pleased to have delivered revenues within our target range. We did see margin pressure that was greater than anticipated due to mix and the softening of customer demand, which were exacerbated by global trade tensions and associated tariffs. We remain committed to the multi-pronged strategy we laid out at our 2018 Investor Day, which regardless of market fluctuations, promises to deliver superior service, innovation and support to our customers, suppliers and partners, as well as enhance value for our shareholders long term.”

Key Financial Metrics

($ in millions, except per share data)

Fourth Quarter Results (GAAP)(2)
	Jun – 19	Jun – 18	Change Y/Y		Mar – 19	Change Q/Q
Sales	$4,680.9	$5,059.2	(7.5)%		$4,698.8	(0.4)%
Operating Income (Loss)	(30.0)	121.5	(124.7)%		153.1	(119.6)%
Operating Income (Loss) Margin	(0.6)%	2.4%	(304)	bps	3.3%	(390)	bps
Diluted Earnings (Loss) Per Share	$(0.33)	$0.49	(167.3)%		$0.87	(137.9)%
Fourth Quarter Results (Non-GAAP)(1)(2)
	Jun – 19	Jun – 18	Change Y/Y		Mar – 19	Change Q/Q
Sales	$4,680.9	$5,059.2	(7.5)%		$4,698.8	(0.4)%
Adjusted Operating Income	156.3	180.1	(13.3)%		178.1	(12.3)%
Adjusted Operating Income Margin	3.3%	3.6%	(22)	bps	3.8%	(45)	bps
Adjusted Diluted Earnings Per Share	$0.95	$0.99	(4.0)%		$1.09	(12.8)%
Segment and Geographical Mix(2)
	Jun – 19	Jun – 18	Change Y/Y		Mar – 19	Change Q/Q
Electronic Components (EC) Sales	$4,337.5	$4,668.7	(7.1)%		$4,331.3	0.1%
EC Operating Income Margin	3.3%	3.4%	(18)	bps	3.5%	(29)	bps
Farnell Sales	$343.4	$390.5	(12.0)%		$367.5	(6.5)%
Farnell Operating Income Margin	9.7%	11.2%	(153)	bps	12.4%	(275)	bps
Americas Sales	$1,266.3	$1,339.2	(5.4)%		$1,297.2	(2.4)%
EMEA Sales	1,638.5	1,779.6	(7.9)%		1,740.9	(5.9)%
Asia Sales	1,776.1	1,940.4	(8.5)%		1,660.7	7.0%

(1)	A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the “Non-GAAP Financial Information” section of this press release.
(2)	Certain prior year amounts in the Company’s measurement of operating income have been recasted to reflect the adoption of new accounting standards during the first quarter of fiscal 2019.

CFO Commentary

“During the fourth fiscal quarter, we generated strong operating cash flow of $335 million and put the cash to work repurchasing stock and paying a dividend, in accordance with our capital allocation strategy,” stated Tom Liguori, Avnet Chief Financial Officer. “As we continue to monitor the prevailing market conditions, including current inventory corrections, we have pulled forward our three year $245 million cost reduction plan by accelerating $50 million of annual savings and efficiency improvements to be completed by the end of the first quarter of fiscal 2020, while still making investments in key growth areas including IoT and Farnell.”

Additional Fourth Quarter Fiscal 2019 Highlights and Key Developments

•	IoT pipeline rose 5% quarter over quarter to $630 million, and continues to expand to new markets including retail and healthcare.
•

Avnet’s distribution center and warehouse in Chandler, Arizona became an authorized Foreign Trade Zone (FTZ) increasing global logistics efficiency, improving cash flow, reducing customs related fees, and mitigating potential exposure from punitive tariffs that may be imposed on imports.

•	Farnell announced the launch of the new Raspberry Pi 4 Model B Computer, the most powerful Raspberry Pi model ever made.
•	Avnet’s community, Hackster.io reached 1 million members, bringing Avnet’s total community members, when combined with element14, to 1.6 million.
•

At Mobile World Congress Shanghai, Avnet showcased key parts of its end-to-end IoT solution including the highly scalable IoTConnect cloud-based software platform. We also highlighted our IoT connectivity solutions, all of which provide greater security while affording flexible cellular connectivity.

•	Farnell added more than 159,000 SKUs to its e-commerce site, providing customers access to a wider breadth of technology and products.

Awards and Notable Recognition Received During the Quarter

•	Avnet Silica received the Global Partner of the Year award from Xilinx, and was named 2018 EMEA Distributor of the Year from ON Semi.
•	Avnet Integrated was recognized as Supplier of the Year by GIRA and received the Supplier Appreciation and Dedicated Support award from Avaya.
•	Avnet Japan was named Microsoft’s FY19 Distributor MVP.
•	Avnet Abacus was named EMEA Distributor of the Year by both TE Connectivity and Molex.
•	NXP recognized Avnet Asia for delivering the Best Performance in Demand Creation.
•

Recognizing Avnet’s supply chain expertise and pioneering implementation of advanced digital technologies and processes, Supply & Demand Chain Executive magazine selected Avnet as a 2019 SDCE 100 Award recipient.

•	Farnell received the Gold award for Best Global Performance from TDK Epcos, and the Outstanding Performance award from Neutrik.

Outlook for the First Quarter of Fiscal 2020 Ending on September 28, 2019

	Guidance Range	Midpoint
Sales	$4.4B - $4.7B	$4.55B
Non-GAAP Diluted EPS(1)	$0.60 - $0.70	$0.65
Estimated Annual Tax Rate	19% - 23%	21%

(1)	A reconciliation of non-GAAP guidance to GAAP guidance is presented in the “Non-GAAP Financial Information” section of this press release.

Avnet’s first quarter fiscal 2020 guidance reflects a sequential decline in sales in the Americas and EMEA regions and stable business trends in Asia, and continued pricing pressure in all businesses.  It also reflects a full quarter of industry slowing, compared with a partial quarter of slowing in the immediately preceding quarter (4QFY19).

The above guidance is based upon market conditions existing as of today, and excludes any acquisitions, results of discontinued operations, amortization of intangibles, accelerated depreciation, any potential restructuring, integration, and other expenses and certain income tax adjustments including certain impacts of the recent tax law changes in the U.S. The above guidance also excludes any potential impact from recently announced U.S. tariffs on certain goods imported from China. The above guidance assumes 104 million average diluted shares outstanding and average U.S. Dollar to Euro and GBP currency exchange rates are as shown below:

	Q1 Fiscal
	2020	Q4 Fiscal	Q1 Fiscal
	Guidance	2019	2019
USD to Euro	$1.12	$1.12	$1.16
USD to GBP	$1.23	$1.29	$1.30

Today’s Conference Call and Webcast Details

Avnet will host a quarterly teleconference and webcast today at 1:30 p.m. PDT/4:30 p.m. EDT to discuss the financial results and provide a corporate update. To participate in the live call, dial 877-407-8112 or 201-689-8840. To access the slides, visit Avnet’s Investor Relations web page at: https://ir.avnet.com/.  A replay of the conference call will be available for 30 days, through September 9 at 5:00 p.m. EDT, and can be accessed by dialing: 877-660-6853 or 201-612-7415 and using Conference ID: 13692882. The live webcast will be available for 90 days.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and may include words such as “will,” “anticipate,” “intend,” “estimate,” “forecast,” “expect,” “feel,” “believe,” “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance, business prospects or market conditions. Actual results may differ materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: Avnet’s ability to retain and grow market share and to generate additional cash flow, risks associated with any acquisition activities and the successful integration of acquired companies, implementing and maintaining IT systems, supplier losses and changes to supplier programs, an industry down-cycle in electronic components including semiconductors, declines in sales, changes in business conditions and the economy in general, changes in market demand and pricing pressures, any material changes in the allocation of product or price discounts by suppliers, and other competitive and/or regulatory factors affecting the businesses of Avnet generally.

More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including Avnet’s reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Avnet

Avnet is a global technology solutions provider with an extensive ecosystem delivering design, product, marketing and supply chain expertise for customers at every stage of the product lifecycle. We transform ideas into intelligent solutions, reducing the time, cost and complexities of bringing products to market. For nearly a century, Avnet has helped its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com.  (AVT_IR)

Investor Relations Contacts

Joe Burke, 480-643-7431

Joseph.Burke@avnet.com

Ina McGuinness, 480-643-7053

investorrelations@avnet.com

Media Relations Contact

Maureen O’Leary, 480-643-7499
Maureen.OLeary@avnet.com

AVNET, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Fourth Quarters Ended		Years Ended
	June 29,	June 30,	June 29,	June 30,
	2019	2018	2019	2018
	(Thousands, except per share data)
Sales	$4,680,909	$5,059,220	$19,518,592	$19,036,892
Cost of sales	4,085,784	4,400,588	17,032,490	16,509,708
Gross profit	595,125	658,632	2,486,102	2,527,184
Selling, general and administrative expenses	459,611	500,257	1,874,651	1,991,401
Goodwill Impairment expense	137,396	—	137,396	181,440
Restructuring, integration and other expenses	28,158	36,848	108,144	145,125
Operating (loss) income	(30,040)	121,527	365,911	209,218
Other income (expense), net	1,807	(3,526)	11,231	28,606
Interest and other financing expenses, net	(34,810)	(24,475)	(134,874)	(92,747)
Income (loss) from continuing operations before taxes	(63,043)	93,526	242,268	145,077
Income tax (benefit) expense	(27,915)	35,787	62,157	287,966
Income (loss) from continuing operations, net of tax	(35,128)	57,739	180,111	(142,889)
Income (loss) from discontinued operations, net of tax	3,292	876	(3,774)	(13,535)
Net (loss) income	$(31,836)	$58,615	$176,337	$(156,424)

Earnings (loss) per share - basic:
Continuing operations	$(0.33)	$0.49	$1.64	$(1.19)
Discontinued operations	0.03	0.01	(0.03)	(0.11)
Net (loss) income per share basic	$(0.30)	$0.50	$1.61	$(1.30)

Earnings (loss) per share - diluted:
Continuing operations	$(0.33)	$0.49	$1.63	$(1.19)
Discontinued operations	0.03	0.01	(0.04)	(0.11)
Net (loss) income per share diluted	$(0.30)	$0.50	$1.59	$(1.30)

Shares used to compute earnings per share:
Basic	105,615	116,948	109,820	119,909
Diluted	105,615	117,863	110,798	119,909
Cash dividends paid per common share	$0.20	$0.19	$0.80	$0.74

AVNET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 29,	June 30,
	2019	2018
	(Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$546,105	$621,125
Receivables, net	3,168,369	3,641,139
Inventories	3,008,424	3,141,822
Prepaid and other current assets	153,438	206,513
Total current assets	6,876,336	7,610,599
Property, plant and equipment, net	452,171	522,909
Goodwill	876,728	980,872
Intangible assets, net	143,520	219,913
Other assets	215,801	262,552
Total assets	$8,564,556	$9,596,845

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$300,538	$165,380
Accounts payable	1,864,342	2,269,478
Accrued expenses and other	413,696	534,603
Total current liabilities	2,578,576	2,969,461
Long-term debt	1,419,922	1,489,219
Other liabilities	425,585	453,084
Total liabilities	4,424,083	4,911,764
Shareholders’ equity	4,140,473	4,685,081
Total liabilities and shareholders’ equity	$8,564,556	$9,596,845

AVNET, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Years Ended
	June 29, 2019	June 30, 2018
	(Thousands)
Cash flows from operating activities:
Net income (loss)	$176,337	$(156,424)
Less: Loss from discontinued operations, net of tax	(3,774)	(13,535)
Income (loss) from continuing operations	180,111	(142,889)

Non-cash and other reconciling items:
Depreciation	97,160	143,397
Amortization	83,682	91,475
Deferred income taxes	33,801	(87,141)
Stock-based compensation	30,098	23,990
Goodwill impairment expense	137,396	181,440
Asset impairment expense	54,687	5,538
Other, net	(21,265)	43,845
Changes in (net of effects from businesses acquired and divested):
Receivables	464,981	(296,175)
Inventories	81,929	(308,663)
Accounts payable	(377,855)	409,608
Accrued expenses and other, net	(173,671)	189,060
Net cash flows provided by operating activities - continuing operations	591,054	253,485
Net cash flows used for operating activities - discontinued operations	(56,284)	—
Net cash flows provided by operating activities	534,770	253,485

Cash flows from financing activities:
Borrowings (repayments) under accounts receivable securitization, net	122,300	(37,000)
Borrowings (repayments) under senior unsecured credit facility, net	(61,738)	8,850
Borrowings (repayments) under bank credit facilities and other debt, net	505	(97,954)
Repurchases of common stock	(568,712)	(323,516)
Dividends paid on common stock	(87,158)	(88,255)
Other, net	12,127	(4,018)
Net cash flows used for financing activities - continuing operations	(582,676)	(541,893)
Net cash flows used for financing activities	(582,676)	(541,893)

Cash flows from investing activities:
Purchases of property, plant and equipment	(122,690)	(155,873)
Acquisitions of businesses, net of cash acquired	(56,417)	(15,254)
Other, net	30,422	6,653
Net cash flows used for investing activities - continuing operations	(148,685)	(164,474)
Net cash flows provided by investing activities - discontinued operations	123,473	236,205
Net cash flows (used) provided by investing activities	(25,212)	71,731
Effect of currency exchange rate changes on cash and cash equivalents	(1,902)	1,418
Cash and cash equivalents:
— decrease	(75,020)	(215,259)
— at beginning of period	621,125	836,384
— at end of period	$546,105	$621,125

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted operating expenses, (iii) adjusted other income (expense), (iv) adjusted income tax expense, (v) adjusted income from continuing operations, (vi) adjusted diluted earnings per share from continuing operations, and (vii) sales adjusted for the impact of acquisitions and other items (as defined in the Organic Sales section of this document).

There are also references to the impact of foreign currency in the discussion of the Company’s results of operations. When the U.S. Dollar strengthens and the stronger exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is a decrease in U.S. Dollars of reported results. Conversely, when the U.S. Dollar weakens and the weaker exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is an increase in U.S. Dollars of reported results. In the discussion of the Company’s results of operations, results excluding this impact are referred to as “constant currency.” Management believes organic sales and sales in constant currency are useful measures for evaluating current period performance as compared with prior periods and for understanding underlying trends. In order to determine the translation impact of changes in foreign currency exchange rates on sales, income or expense items for subsidiaries reporting in currencies other than the U.S. Dollar, the Company adjusts the average exchange rates used in current periods to be consistent with the average exchange rates in effect during the comparative period.

Management believes that operating income and operating expenses adjusted for restructuring, integration and other expenses, goodwill impairment expense and amortization of acquired intangible assets and other, are useful measures to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income and operating expenses without the impact of these items as well as other income (expense) excluding certain amounts as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in many cases, for measuring performance for compensation purposes. Management measures operating income for our reportable segments excluding restructuring, integration and other expenses, goodwill impairment expense and amortization of acquired intangible assets and other.

Additional non-GAAP metrics management uses is adjusted operating income margin, which is defined as adjusted operating income (as defined above) divided by sales.

Management also believes income tax expense, income from continuing operations and diluted earnings per share from continuing operations adjusted for the impact of the items described above and certain items impacting other income (expense) and income tax expense are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Adjustments to income tax expense and the effective income tax rate include the effect of changes in tax laws including recent tax law changes in the U.S., changes in valuation allowances and unrecognized tax benefits, income tax audit settlements and adjustments to the adjusted interim effective tax rate based upon the expected annual adjusted effective tax rate.  Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income from continuing operations and diluted earnings per share from continuing operations excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP. All amounts below relate to Avnet’s continuing operations.

	Fiscal	Quarters Ended
	Year to Date	June 29,	March 30,	December 29,	September 29,
	2019*	2019*	2019*	2018*	2018
	($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$1,874,651	$459,611	$468,171	$471,723	$475,146
Amortization of intangible assets and other - continuing operations	(84,257)	(20,737)	(22,080)	(20,513)	(20,927)
Adjusted operating expenses - continuing operations	1,790,393	438,872	446,092	451,210	454,219

GAAP operating income (loss) - continuing operations	$365,911	$(30,040)	$153,085	$96,050	$146,816
Restructuring, integration and other expenses - continuing operations	108,144	28,158	2,939	62,260	14,788
Goodwill impairment expense - continuing operations	137,396	137,396	-	-	-
Amortization of intangible assets and other - continuing operations	84,257	20,737	22,080	20,513	20,927
Adjusted operating income - continuing operations	695,708	156,252	178,103	178,823	182,531

GAAP income (loss) before income taxes- continuing operations	$242,268	$(63,043)	$125,563	$64,916	$114,831
Restructuring, integration and other expenses - continuing operations	108,144	28,158	2,939	62,260	14,788
Goodwill impairment expense - continuing operations	137,396	137,396	-	-	-
Amortization of intangible assets and other - continuing operations	84,257	20,737	22,080	20,513	20,927
Other expenses - continuing operations	509	509	-	-	-
Adjusted income before income taxes - continuing operations	572,574	123,758	150,581	147,689	150,546

GAAP income tax expense (benefit) - continuing operations	$62,157	$(27,915)	$30,628	$28,141	$31,302
Restructuring, integration and other expenses - continuing operations	26,746	7,455	306	15,665	3,320
Goodwill impairment expense - continuing operations	18,566	18,566	-	-	-
Amortization of intangible assets and other - continuing operations	17,986	4,382	4,747	4,379	4,478
Other expenses - continuing operations	57	57	-
Income tax (expense) benefit items, net - continuing operations	(8,143)	20,896	(4,059)	(16,742)	(8,238)
Adjusted income tax expense - continuing operations	117,369	23,441	31,622	31,443	30,862

GAAP income (loss) - continuing operations	$180,111	$(35,128)	$94,935	$36,775	$83,529
Restructuring, integration and other expenses (net of tax) - continuing operations	81,398	20,703	2,633	46,595	11,468
Goodwill impairment expense (net of tax) - continuing operations	118,830	118,830	-	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	66,271	16,355	17,333	16,134	16,449
Other expenses (net of tax) - continuing operations	452	452	-	-	-
Income tax expense (benefit) items, net - continuing operations	8,143	(20,896)	4,059	16,742	8,238
Adjusted income - continuing operations	455,205	100,316	118,960	116,246	119,684

GAAP diluted earnings (loss) per share - continuing operations	$1.63	$(0.33)	$0.87	$0.33	$0.72
Restructuring, integration and other expenses (net of tax) - continuing operations	0.74	0.20	0.02	0.42	0.10
Goodwill impairment expense (net of tax) - continuing operations	1.07	1.13	-	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	0.60	0.15	0.16	0.14	0.14
Other expenses (net of tax) - continuing operations	-	-	-	-	-
Income tax expense (benefit) items, net - continuing operations	0.07	(0.20)	0.04	0.15	0.07
Adjusted diluted EPS - continuing operations	4.11	0.95	1.09	1.04	1.03

* May not foot/cross foot due to rounding

	Fiscal	Quarters Ended
	Year to Date	June 30,	March 31,	December 30,	September 30,
	2018*	2018*	2018*	2017*	2017*
	($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations(1)	$1,991,401	$500,257	$505,471	$484,082	$501,593
Amortization of intangible assets and other - continuing operations	(91,923)	(21,736)	(22,725)	(21,877)	(25,585)
Adjusted operating expenses - continuing operations(1)	1,899,478	478,521	482,746	462,204	476,007

GAAP operating income (loss) - continuing operations(1)	$209,218	$121,527	$(58,494)	$81,617	$64,568
Restructuring, integration and other expenses - continuing operations	145,125	36,848	25,120	36,762	46,394
Goodwill impairment expense - continuing operations	181,440	-	181,440	-	-
Amortization of intangible assets and other - continuing operations	91,923	21,736	22,725	21,877	25,585
Adjusted operating income - continuing operations(1)	627,706	180,111	170,791	140,256	136,547

GAAP other income (expense), net - continuing operations(1)	$28,606	$(3,526)	$9,862	$3,349	$18,921
Foreign currency (gain) loss and other expenses- continuing operations	(9,762)	(559)	137	546	(9,886)
Adjusted other income (expense), net - continuing operations(1)	18,844	(4,085)	9,999	3,895	9,035

GAAP income (loss) before income taxes- continuing operations	$145,077	$93,526	$(72,063)	$62,140	$61,474
Restructuring, integration and other expenses - continuing operations	145,125	36,848	25,120	36,762	46,394
Goodwill impairment expense - continuing operations	181,440	-	181,440	-	-
Amortization of intangible assets and other - continuing operations	91,923	21,736	22,725	21,877	25,585
Foreign currency (gain) loss and other expenses- continuing operations	(9,762)	(559)	137	546	(9,886)
Adjusted income before income taxes - continuing operations	553,803	151,551	157,359	121,325	123,567

GAAP income tax expense - continuing operations	$287,966	$35,787	$243,541	$5,346	$3,292
Restructuring, integration and other expenses - continuing operations	41,460	9,921	5,757	9,004	16,778
Amortization of intangible assets and other - continuing operations	18,556	4,376	4,575	4,405	5,200
Foreign currency (gain) loss and other expenses- continuing operations	(3,494)	(180)	33	84	(3,431)
Income tax (expense) benefit items, net - continuing operations	(218,444)	(14,549)	(218,810)	8,017	6,898
Adjusted income tax expense - continuing operations	126,044	35,355	35,096	26,856	28,737

GAAP income (loss) - continuing operations	$(142,889)	$57,739	$(315,604)	$56,794	$58,182
Restructuring, integration and other expenses (net of tax) - continuing operations	103,665	26,927	19,363	27,758	29,616
Goodwill impairment expense (net of tax) - continuing operations	181,440	-	181,440	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	73,367	17,360	18,150	17,472	20,385
Foreign currency (gain) loss and other expenses (net of tax) - continuing operations	(6,268)	(379)	104	462	(6,455)
Income tax expense (benefit) items, net - continuing operations	218,444	14,549	218,810	(8,017)	(6,898)
Adjusted income - continuing operations	427,759	116,196	122,263	94,469	94,829

GAAP diluted earnings (loss) per share - continuing operations	$(1.19)	$0.49	$(2.64)	$0.47	$0.47
Restructuring, integration and other expenses (net of tax) - continuing operations	0.86	0.23	0.16	0.23	0.24
Goodwill impairment expense (net of tax) - continuing operations	1.52	-	1.52	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	0.61	0.15	0.15	0.14	0.16
Foreign currency (gain) loss and other expenses (net of tax) - continuing operations	(0.05)	-	-	-	(0.05)
Income tax expense (benefit) items, net - continuing operations	1.82	0.12	1.83	(0.07)	(0.06)
Adjusted diluted EPS - continuing operations	3.57	0.99	1.02	0.78	0.76

(1) Certain prior year amounts in the Company’s measurement of operating income have been recasted to reflect the adoption of new accounting standards during fiscal 2019.

* May not foot/cross foot due to rounding

Organic Sales

Organic sales is defined as sales adjusted for the impact of significant acquisitions, divestitures and other items by adjusting Avnet’s prior and current (if necessary) periods to include the sales of acquired businesses and exclude the sales of divested businesses as if the acquisitions and divestitures had occurred at the beginning of the earliest period presented. Organic sales is measured on a sales from continuing operations basis. Organic sales in constant currency is defined as organic sales (as defined above) excluding the impact of changes in foreign currency exchange rates.

The following tables present reported and organic sales growth rates for the fourth quarter and full year of fiscal 2019 compared to fiscal 2018.

	Fourth Quarters Ended
				As Reported
	Sales	Sales	As Reported	and Organic
	as Reported	as Reported	and	Year-Year %
	and Organic	and Organic	Organic	Change in
	Fiscal	Fiscal	Year-Year	Constant
	2019 (1)	2018	% Change	Currency
	(Dollars in millions)
Avnet	$4,680.9	$5,059.2	(7.5)%	(5.2)%
Avnet by region
Americas	$1,266.3	$1,339.2	(5.4)%	(5.4)%
EMEA	1,638.5	1,779.6	(7.9)	(2.2)
Asia	1,776.1	1,940.4	(8.5)	(7.9)
Avnet by segment
EC	$4,337.5	$4,668.7	(7.1)%	(4.9)%
Farnell	343.4	390.5	(12.0)	(8.8)

(1) Sales from the acquisition of Softweb were not material during fiscal 2019.

	Years Ended
				As Reported
	Sales	Sales	As Reported	and Organic
	as Reported	as Reported	and	Year-Year %
	and Organic	and Organic	Organic	Change in
	Fiscal	Fiscal	Year-Year	Constant
	2019 (1)	2018	% Change	Currency
	(Dollars in millions)
Avnet	$19,518.6	$19,036.9	2.5%	4.4%
Avnet by region
Americas	$5,135.8	$5,011.4	2.5%	2.5%
EMEA	6,762.9	6,790.9	(0.4)	4.2
Asia	7,619.9	7,234.6	5.3	5.8
Avnet by segment
EC	$18,060.3	$17,543.6	3.0%	4.8%
Farnell	1,458.3	1,493.3	(2.4)	0.5

(1) Sales from the acquisition of Softweb were not material during fiscal 2019.

Sales from suppliers lost as a result of supplier channel changes were $2.3 million, $0.5 million and $3.3 million in the fourth quarter of fiscal 2018 for the Americas, EMEA and Asia regions, respectively.

Sales from suppliers lost as a result of supplier channel changes were $36.8 million, $45.1 million and $45.8 million in fiscal 2018 for the Americas, EMEA and Asia regions, respectively.

Historical Segment Financial Information

		Fiscal Year 2019
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	June 29,	March 30,	December 29,	September 29,
	2019*	2019	2019	2018	2018
	(in millions)
Sales:
Electronic Components	$18,060.3	$4,337.5	$4,331.3	$4,680.7	$4,710.8
Farnell	1,458.3	343.4	367.5	368.3	379.1
Avnet sales	$19,518.6	$4,680.9	$4,698.8	$5,049.0	$5,089.9

Operating income:
Electronic Components	$614.9	$141.1	$153.3	$158.6	$161.9
Farnell	159.3	33.2	45.7	39.6	40.8
	774.2	174.3	199.0	198.2	202.7
Corporate expenses	(78.5)	(18.0)	(20.9)	(19.4)	(20.2)
Restructuring, integration and other expenses	(108.1)	(28.2)	(2.9)	(62.3)	(14.8)
Goodwill impairment expense	(137.4)	(137.4)	-	-	-
Amortization of acquired intangible assets and other	(84.3)	(20.7)	(22.1)	(20.5)	(20.9)
Avnet operating income (loss)	$365.9	$(30.0)	$153.1	$96.0	$146.8

Sales by geographic area:
Americas	$5,135.8	$1,266.3	$1,297.2	$1,300.4	$1,271.8
EMEA	6,762.9	1,638.5	1,740.9	1,668.6	1,714.9
Asia	7,619.9	1,776.1	1,660.7	2,080.0	2,103.2
Avnet sales	$19,518.6	$4,680.9	$4,698.8	$5,049.0	$5,089.9

		Fiscal Year 2018
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	June 30,	March 31,	December 30,	September 30,
	2018*	2018	2018*	2017	2017
	(in millions)
Sales:
Electronic Components	$17,543.6	$4,668.7	$4,404.1	$4,163.5	$4,307.2
Farnell	1,493.3	390.5	391.0	358.1	353.7
Avnet sales	$19,036.9	$5,059.2	$4,795.1	$4,521.6	$4,660.9

Operating income:(1)
Electronic Components	$587.3	$160.1	$157.7	$129.9	$139.6
Farnell	152.0	43.7	42.2	33.5	32.6
	739.3	203.8	199.9	163.4	172.2
Corporate expenses(1)	(111.7)	(23.8)	(29.2)	(23.1)	(35.6)
Restructuring, integration and other expenses	(145.1)	(36.8)	(25.1)	(36.8)	(46.4)
Goodwill impairment expense	(181.4)	-	(181.4)	-	-
Amortization of acquired intangible assets and other	(91.9)	(21.7)	(22.7)	(21.9)	(25.6)
Avnet operating income (loss)(1)	$209.2	$121.5	$(58.5)	$81.6	$64.6

Sales by geographic area:
Americas	$5,011.4	$1,339.2	$1,276.4	$1,210.2	$1,185.5
EMEA	6,790.9	1,779.6	1,812.3	1,506.0	1,693.0
Asia	7,234.6	1,940.4	1,706.3	1,805.4	1,782.4
Avnet sales	$19,036.9	$5,059.2	$4,795.1	$4,521.6	$4,660.9

(1) Certain prior year amounts in the Company’s measurement of operating income have been recasted to reflect the adoption of new accounting standards during fiscal 2019.

* May not foot/cross foot due to rounding

Guidance Reconciliation

The following table presents the reconciliation of non-GAAP adjusted diluted earnings per share guidance to the expected GAAP diluted earnings per share guidance for the first quarter of fiscal 2020.

	Low End of	High End of
	Guidance Range	Guidance Range

Adjusted diluted earnings per share guidance	$0.60	$0.70
Restructuring, integration and other expense (net of tax)	(0.24)	(0.16)
Amortization of intangibles and other (net of tax)	(0.17)	(0.15)
Income tax expense adjustments	(0.05)	0.05
GAAP diluted earnings per share guidance	$0.14	$0.44